NOT FOR RELEASE, PUBLICATION OR DISTRIBUTION IN WHOLE OR IN PART, DIRECTLY OR INDIRECTLY, IN, INTO OR FROM ANY JURISDICTION WHERE TO DO SO WOULD CONSTITUTE A VIOLATION OF THE RELEVANT LAWS OR REGULATIONS OF SUCH JURISDICTION

FOR IMMEDIATE RELEASE

28 February 2019

RECOMMENDED CASH OFFER

for

BTG PLC
(BTG)

by

BRAVO BIDCO LIMITED
(Bidco)
a newly incorporated indirect wholly-owned subsidiary of Boston Scientific Corporation (Boston Scientific)
intended to be effected by means of a scheme of arrangement under Part 26 of the Companies Act

Results of Court Meeting and General Meeting held on 28 February 2019

On 20 November 2018 BTG, Boston Scientific and Bidco announced that they had reached agreement on the terms of a recommended offer by Bidco for the acquisition of the entire issued and to be issued share capital of BTG (the Acquisition) to be implemented by means of a Court-sanctioned scheme of arrangement under Part 26 of the Companies Act 2006 (the Scheme). The Scheme circular was published by BTG on 24 January 2019 (the Scheme Document). The Scheme Document is available, subject to certain restrictions relating to persons resident in Restricted Jurisdictions, on BTG’s website at www.btgplc.com.

Defined terms in this announcement shall, except where defined in this announcement or the context requires otherwise, have the meanings given to them in the Scheme Document.

The Board of BTG is pleased to announce that, at the Court Meeting and the General Meeting held earlier today in connection with the Scheme, all resolutions proposed (details of which are set out in the notices of the Meetings contained in the Scheme Document) were passed by the requisite majorities and accordingly the Scheme was approved.

A majority in number of the Scheme Shareholders who voted (either in person or by proxy), representing not less than 75 per cent. in value of the Scheme Shares held by those Scheme Shareholders approved the Scheme at the Court Meeting.

BTG Shareholders voted to pass the special resolution in connection with, amongst other things, the amendment of BTG’s articles of association and authorisation of the directors of BTG to take all such action as they may consider necessary or appropriate for carrying the Scheme into effect, at the General Meeting.

Voting results of the Court Meeting

The table below sets out the results of the poll at the Court Meeting. Each Scheme Shareholder, present in person or by proxy was entitled to one vote per Scheme Share held at the Voting Record Time.1

Results of Court Meeting	Number of Scheme Shares voted	Percentage of Scheme Shares voted	Number of Scheme Shareholders who voted	Percentage of Scheme Shareholders who voted	Number of Scheme Shares voted as a percentage of issued ordinary share capital entitled to vote on the Scheme
FOR	241,541,618	99.95%	949	95.38%	62.38%
AGAINST	127,758	0.05%	46	4.62%	0.03%
TOTAL	241,669,376	100%	995	100%	62.41%

Voting results of the General Meeting

The table below sets out the results of the poll at the General Meeting. Each BTG Shareholder, present in person or by proxy, was entitled to one vote per BTG Share held at the Voting Record Time.

	FOR		AGAINST		TOTAL	WITHHELD*
Resolution	No. of Votes	% of Votes	No. of Votes	% of Votes	No. of Votes	No. of Votes
To give effect to the Scheme, as set out in the notice of General Meeting of BTG by, amongst other things, amending the articles of association of BTG	240,864,130	99.95%	115,658	0.05%	240,979,788	56,162

* A vote withheld is not a vote in law and, accordingly, is not counted in the calculation of the proportion of votes “For” nor “Against” the Resolution.

The total number of BTG Shares in issue at the Voting Record time was 387,226,685. As at the Voting Record Time, BTG held no BTG Shares in treasury. Therefore, the total voting rights in BTG as at the Voting Record Time were 387,226,685.

Effective Date and Timetable

The Acquisition has received merger control clearance in Germany under the German Act Against Restraints of Competition and the Taiwan Fair Trade Commission has terminated its investigation. The Scheme

1 The numbers included in the tables in this announcement are rounded to two decimal places.

remains subject to the satisfaction or (if capable of waiver) waiver of the remaining Conditions set out in the Scheme Document, including the Court’s sanction of the Scheme at the Court Hearing and the delivery of an office copy of the Court Order to the Registrar of Companies.

BTG will give adequate notice of the date and time of the Court Hearing, once known, by issuing an announcement through a Regulatory Information Service.  BTG and Boston Scientific continue to anticipate that the Acquisition will close around mid-2019.

The expected timetable of principal events for the implementation of the Scheme is set out below:

The following dates are indicative only and are subject to change:
Court Hearing	A date expected to be no later than 14 days after the satisfaction or waiver of Conditions 1.3(a) to 1.3(e) (inclusive), which is expected to be in around mid- 2019 (D)(1)
Last day of dealings in BTG Shares	D + 1 business day
Dealings in BTG Shares suspended in London	5.00 p.m. on D + 1 business day
Scheme Record Time	6.00 p.m. on D + 1 business day
Effective Date of the Scheme	D + 2 business days
Delisting of BTG Shares	By 8.00 a.m. on D+3 business days
Despatch of cheques and crediting of CREST for Cash Consideration due under the Scheme	By 14 days after the Effective Date
Long Stop Date	20 August 2019(2)

Notes:

(1)
The Court Hearing to sanction the Scheme is expected to be held no later than 14 days after the satisfaction, or, where applicable, waiver of Conditions 1.3(a) to 1.3(e) (inclusive), as set out in Part Three of the Scheme Document. BTG will give adequate notice of the date and time of the Court Hearing, once known, by issuing an announcement through a Regulatory Information Service.

(2)	This is the latest date by which the Scheme may become Effective unless Boston Scientific and BTG agree (and the Panel and, if required, the Court permit) a later date.

A copy of this announcement and BTG’s amended articles of association will be available on BTG’s website at www.btgplc.com, subject to certain restrictions relating to persons resident in Restricted Jurisdictions.

A copy of the special resolution passed at the General Meeting has been submitted to the FCA and will shortly be available for inspection on the National Storage Mechanism at www.morningstar.co.uk/uk/NSM.

END

Enquiries:

BTG Andy Burrows (Vice President, Corporate & Investor Relations)	+44 20 7575 1741

Goldman Sachs International (joint financial adviser to BTG) Anthony Gutman Nimesh Khiroya Søren Moller-Rasmussen	+44 20 7774 1000

J.P. Morgan Cazenove (joint financial adviser and joint corporate broker to BTG) James Mitford Dwayne Lysaght Alex Bruce	+44 20 7742 4000

Rothschild & Co (joint financial adviser to BTG) Richard Murley Dominic Hollamby Julian Hudson	+44 20 7280 5000

Deutsche Bank AG (joint corporate broker to BTG) Neil Collingridge Seth Damergy	+44 20 7545 8000

FTI Consulting (PR adviser to BTG) Ben Atwell	+44 20 3727 1000

Important notices relating to Financial Advisers

Goldman Sachs International, which is authorised by the Prudential Regulation Authority and regulated by the Financial Conduct Authority and the Prudential Regulation Authority in the United Kingdom, is acting exclusively for BTG and no one else in connection with the Acquisition and any other matters referred to in this Announcement and will not be responsible to anyone other than BTG for providing the protections afforded to such financial advisory clients of Goldman Sachs International, or for providing advice in connection with Acquisition or any matters referred to in this Announcement.

J.P. Morgan Securities plc, which conducts its UK investment banking business as J.P. Morgan Cazenove (J.P. Morgan Cazenove), is authorised by the Prudential Regulation Authority and regulated by the Financial Conduct Authority and the Prudential Regulation Authority in the United Kingdom. J.P. Morgan Cazenove is acting as financial advisor exclusively for BTG and no one else in connection with the Acquisition and any other matters referred to in this Announcement and will not be responsible to anyone other than BTG for providing the protections afforded to such financial advisory clients of J.P. Morgan Cazenove, or for providing advice in relation to the Acquisition or any matter referred to in this Announcement.

N M Rothschild & Sons Limited (Rothschild & Co), which is authorised and regulated by the Financial Conduct Authority in the United Kingdom, is acting exclusively for BTG and no one else in connection with the matters set out in this Announcement and will not regard any other person as its client in relation to the matters set out in this Announcement and will not be responsible to anyone other than BTG for providing the protections afforded to clients of Rothschild & Co, nor for providing advice in relation to the Acquisition or any other matter referred to in this Announcement. Neither Rothschild & Co nor any of its subsidiaries, branches or affiliates owes or accepts any duty, liability or responsibility whatsoever (whether direct or indirect, whether in contract, in tort, under statute or otherwise) to any person who is not a client of Rothschild & Co in connection with the matters referred to in this Announcement, or otherwise.

Deutsche Bank AG is authorised under German Banking Law (competent authority: European Central Bank) and, in the United Kingdom, by the Prudential Regulation Authority. It is subject to supervision by the European Central Bank and by BaFin, Germany’s Federal Financial Supervisory Authority, and is subject to limited regulation in the United Kingdom by the Prudential Regulation Authority and Financial Conduct Authority. Details about the extent of its authorisation and regulation by the Prudential Regulation Authority, and regulation by the FCA, are available on request or from www.db.com/en/content/eu_disclosures.htm. Deutsche Bank AG, acting through its London branch (Deutsche Bank) is acting as Corporate Broker to BTG plc and no other person in connection with this Announcement or any of its contents. Deutsche Bank will not be responsible to any person other than BTG plc for providing any of the protections afforded to clients of Deutsche Bank, nor for providing any advice in relation to the matters set out in this Announcement. Neither Deutsche Bank nor any of its affiliates owes or accepts any duty, liability or responsibility whatsoever (whether direct or indirect, whether in contract, in tort, under statute or otherwise) to any person who is not a client of Deutsche Bank in connection with the matters set out in this Announcement, any statement contained herein or otherwise.

Further Information

This Announcement is for information purposes only and is not intended to, and does not, constitute or form part of any offer, invitation, inducement or the solicitation of an offer to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of or exercise rights in respect of any securities, or the solicitation of any vote or approval of an offer to buy securities in any jurisdiction, pursuant to the Acquisition or otherwise nor shall there be any sale, issuance or transfer of any securities pursuant to the Acquisition in any jurisdiction in contravention of any applicable laws.

The Acquisition is being made solely through the Scheme Document (unless Boston Scientific elects, with the consent of the Panel, to implement the Acquisition by way of a Takeover Offer), which contains the full terms and conditions of the Acquisition, including details of how to vote at the Meetings in respect of the Scheme. Any decision to vote or other response in respect of the Acquisition should be made only on the basis of the information contained in the Scheme Document. BTG Shareholders are advised to read the Scheme Document carefully.

This Announcement does not constitute a prospectus or prospectus-equivalent document.

This Announcement has been prepared for the purpose of complying with English law and the Code and the information disclosed may not be the same as that which would have been disclosed if this Announcement had been prepared in accordance with the laws of jurisdictions outside the United Kingdom.

In accordance with the Code, normal United Kingdom market practice and Rule 14e-5(b) of the Exchange Act, Barclays and its affiliates will continue to act as an exempt principal trader in BTG securities on the London Stock Exchange. The purchases and activities by exempt principal traders which are required to be made public in the United Kingdom pursuant to the Code will be reported to a Regulatory Information Service and will be available on the London Stock Exchange website at www.londonstockexchange.com. This information will also be publicly disclosed in the US to the extent that such information is made public in the United Kingdom.

Overseas jurisdictions

The release, publication or distribution of this Announcement in, and the availability of the Acquisition to persons who are residents, citizens or nationals of jurisdictions other than the United Kingdom may be restricted by laws and/or regulations of those jurisdictions. In particular, the ability of persons who are not resident in the United Kingdom or who are subject to the laws of another jurisdiction to vote their Scheme Shares with respect to the Scheme at the Court Meeting, or to execute and deliver Forms of Proxy appointing another to vote at the Court Meeting on their behalf, may be affected by the laws of the relevant jurisdictions in which they are located. Therefore, any persons not resident in the

United Kingdom and/or who are subject to the laws and regulations of any jurisdiction other than the United Kingdom should inform themselves about, and observe, any applicable legal and regulatory requirements. Any failure to comply with the applicable requirements may constitute a violation of the laws and/or regulations of any such jurisdiction.

The Acquisition will not be made, directly or indirectly, in, into or from a Restricted Jurisdiction where to do so would violate the laws of that jurisdiction and no person may vote in favour of the Acquisition by any use, means, instrumentality or form within a Restricted Jurisdiction or any other jurisdiction if to do so would constitute a violation of the laws of that jurisdiction. Accordingly, copies of this Announcement and any formal documentation relating to the Acquisition are not being, and must not be, directly or indirectly, mailed or otherwise forwarded, distributed or sent in or into or from any Restricted Jurisdiction and persons receiving such documents (including custodians, nominees and trustees) must not mail or otherwise forward, distribute or send them in or into or from any Restricted Jurisdiction.

The receipt of cash pursuant to the Acquisition by BTG Shareholders may be a taxable transaction under applicable national, state and local, as well as foreign and other tax laws. Each BTG Shareholder is urged to consult their independent professional adviser regarding the tax consequences of the Acquisition applicable to him.

If the Acquisition is implemented by way of a Takeover Offer (unless otherwise permitted by applicable law and regulation), the Takeover Offer may not be made, directly or indirectly, in, into or by use of the mails or any other means of instrumentality (including, without limitation, facsimile, e-mail or other electronic transmission, telex or telephone) of interstate or foreign commerce of, or any facility of a national, state or other securities exchange of any Restricted Jurisdiction and the Takeover Offer will not be capable of acceptance by any such use, means, instrumentality or facilities or from within any Restricted Jurisdiction where to do so would violate the laws of that jurisdiction and shall not be capable of acceptance by any such use, means, instrumentality or facility or from within such Restricted Jurisdiction.

This Announcement has been prepared for the purpose of complying with English law, the rules of the London Stock Exchange and the Code and the information disclosed may not be the same as that which would have been disclosed if this Announcement has been prepared in accordance with the laws of jurisdictions outside England and Wales.

Further details in relation to BTG Shareholders in overseas jurisdictions will be contained in the Scheme Document.

Notice to US Investors in BTG

The Acquisition relates to the shares of a company organised under the laws of England and Wales and is proposed to be effected by means of a scheme of arrangement under the laws of England and Wales (Part 26 of the Companies Act). This Announcement, the Scheme Document and certain other documents relating to the Acquisition have been or will be prepared in accordance with English law, the Code and UK disclosure requirements, format and style, all of which differ from those in the United States. A transaction effected by means of a scheme of arrangement is not subject to the tender offer rules or the proxy solicitation rules under the US Securities Exchange Act of 1934, as amended (the US Exchange Act). Accordingly, the Acquisition is subject to the disclosure requirements of and practices applicable in the United Kingdom to schemes of arrangement involving a target company in England listed on the London Stock Exchange, which differ from the disclosure requirements of the United States tender offer and proxy solicitation rules. Bidco reserves the right, subject to the prior consent of the Panel, to elect to implement the Acquisition by way of a Takeover Offer. If, in the future, Bidco exercises its right to implement the Acquisition by way of a Takeover Offer and determines to extend the Takeover Offer into the United States, such offer and the Acquisition will be made in compliance with applicable US tender offer regulations.

If the Acquisition is implemented by way of a Takeover Offer, pursuant to Rule 14e-5(b) under the US Exchange Act, Bidco, certain affiliated companies or their nominees or brokers (acting as agents) may from time to time make certain purchases of, or arrangements to purchase, shares in BTG outside such a Takeover Offer during the period in which such a Takeover Offer would remain open for acceptance. If such purchases or arrangements to purchase were to be made, they would be made outside the US and would apply in accordance with applicable law, including the US Exchange Act and the Code. Such purchases may occur either in the open market at prevailing prices or in private transactions at negotiated prices. Any information about such purchases will be disclosed as required in the United Kingdom, will be reported to the Regulatory News Service of the London Stock Exchange and will be available on the London Stock Exchange website at: http://www.londonstockexchange.com/prices-and-news/prices-news/home.htm.

BTG’s financial statements, and all financial information that is included in this Announcement or that may be included in the Scheme Document, or any other documents relating to the Acquisition, have been or will be prepared in accordance with non-US accounting standards that may not be comparable to financial information of companies in the United States or other companies whose financial statements are prepared in accordance with US generally accepted accounting principles.

Neither the United States Securities and Exchange Commission nor any US state securities commission has approved or disapproved the Acquisition, passed upon the merits or fairness of the Acquisition or passed any opinion upon the accuracy, adequacy or completeness of this Announcement or the Scheme Document. Any representation to the contrary is a criminal offence in the United States.

BTG is incorporated under the laws of England and Wales. In addition, some of its officers and directors reside outside the United States, and some or all of its assets are or may be located in jurisdictions outside the United States. Therefore, investors may have difficulty effecting service of process within the United States upon those persons or recovering against BTG or its officers or directors on judgments of United States courts, including judgments based upon the civil liability provisions of the United States federal securities laws. It may not be possible to sue BTG or its officers or directors in a non-U.S. court for violations of the U.S. securities laws.

The receipt of cash pursuant to the Acquisition by US holders of BTG Shares as consideration for the transfer of its Scheme Shares pursuant to the Scheme may be a taxable transaction for US federal income tax purposes and under applicable US state and local, as well as foreign and other, tax laws. Each US holder of BTG Shares is urged to consult his or her independent professional adviser immediately regarding the tax consequences of the Acquisition applicable to him or her.

Forward Looking Statements

This Announcement contains certain statements which are, or may be deemed to be, “forward-looking statements” which are prospective in nature.  All statements other than statements of current or historical fact, are or may be deemed to be, forward-looking statements. Forward-looking statements are based on current expectations and projections about future events and are therefore subject to known and unknown risks and uncertainties which could cause actual results, performance or events to differ materially from the future results, performance or events expressed or implied by the forward-looking statements.  Often, but not always, forward-looking statements can be identified by the use of forward-looking words such as “plans”, “expects”, “is expected”, “is subject to”, “budget”, “scheduled”, “estimates”, “forecasts”, “intends”, “anticipates”, “believes”, “targets”, “aims”, “projects”, “goal”, “objective”, “outlook”, “risks”, “seeks” or words or terms of similar substance or the negative thereof, as well as variations of such words and phrases or statements that certain actions, events or results “may”, “could”, “should”, “would”, “might”, “probably”  or “will” be taken, occur or be achieved.  Such statements are qualified in their entirety by the inherent risks and uncertainties surrounding future expectations.

Such forward-looking statements involve risks and uncertainties that could significantly affect expected results and are based on certain key assumptions.  Many factors could cause actual results to differ materially from those projected or implied in any forward-looking statements.  Due to such uncertainties and risks, readers are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date of this Announcement.  Any forward-looking statements made in this Announcement on behalf of BTG, Bidco or Boston Scientific are made as of the date of this Announcement based on the opinions and estimates of directors of BTG, Bidco or Boston Scientific, respectively and no assurance can be given that such opinions or estimates will prove to have been correct.  Each of BTG, Bidco, Boston Scientific and their respective members, directors, officers, employees, advisers and any person acting on behalf of one or more of them, expressly disclaims any intention or obligation to update or revise any forward-looking or other statements contained in this Announcement, whether as a result of new information, future events or otherwise, except as required by applicable law. Neither BTG, Bidco, Boston Scientific or their respective members, directors, officers or employees, advisers or any person acting on their behalf, provides any representation, assurance or guarantee that the occurrence of the events expressed or implied in any forward-looking statements in this Announcement will actually occur.

No forward-looking or other statements have been reviewed by the auditors of BTG, Bidco or Boston Scientific. All subsequent oral or written forward-looking statements attributable to BTG, Bidco or Boston Scientific of their respective members, directors, officers, advisers or employees or any person acting on their behalf are expressly qualified in their entirety by the cautionary statement above.

No profit forecasts or estimates

Nothing in this Announcement is intended or shall be deemed to be a forecast, projection or estimate of the future financial performance of BTG, Boston Scientific or Bidco for any period and no statement in this Announcement should be interpreted to mean that cash flow from operations, earnings, or earnings per share or income of those persons (where relevant) for the current or future financial years would necessarily match or exceed the historical published cash flow from operations, earnings, earnings per share or income of those persons (as appropriate).

Disclosure requirements of the Code

Under Rule 8.3(a) of the Code, any person who is interested in 1 per cent. or more of any class of relevant securities of an offeree company or of any securities exchange offeror (being any offeror other than an offeror in respect of which it has been announced that its offer is, or is likely to be, solely in cash) must make an Opening Position Disclosure following the commencement of the Offer Period and, if later, following the Announcement in which any securities exchange offeror is first identified. An Opening Position Disclosure must contain details of the person’s interests and short positions in, and rights to subscribe for, any relevant securities of each of (i) the offeree company and (ii) any securities exchange offeror(s). An Opening Position Disclosure by a person to whom Rule 8.3(a) applies must be made by no later than 3:30 pm (London time) on the 10th Business Day following the commencement of the Offer Period and, if appropriate, by no later than 3:30 pm (London time) on the 10th Business Day following the Announcement in which any securities exchange offeror is first identified. Relevant persons who deal in the relevant securities of the offeree company or of a securities exchange offeror prior to the deadline for making an Opening Position Disclosure must instead make a Dealing Disclosure.

Under Rule 8.3(b) of the Code, any person who is, or becomes, interested in 1 per cent. or more of any class of relevant securities of the offeree company or of any securities exchange offeror must make a Dealing Disclosure if the person deals in any relevant securities of the offeree company or of any securities exchange offeror. A Dealing Disclosure must contain details of the dealing concerned and of the person’s interests and short positions in, and rights to subscribe for, any relevant securities of each of (i) the offeree company and (ii) any securities exchange offeror, save to the extent that these details have previously been disclosed under Rule 8. A Dealing Disclosure by a person to whom Rule 8.3(b) applies must be made by no later than 3.30 pm (London time) on the Business Day following the date of the relevant dealing.

If two or more persons act together pursuant to an agreement or understanding, whether formal or informal, to acquire or control an interest in relevant securities of an offeree company or a securities exchange offeror, they will normally be deemed to be a single person for the purpose of Rule 8.3.

Opening Position Disclosures must also be made by the offeree company and by any offeror and Dealing Disclosures must also be made by the offeree company, by any offeror and by any persons acting in concert with any of them (see Rules 8.1, 8.2 and 8.4). Details of the offeree and offeror companies in respect of whose relevant securities Opening Position Disclosures and Dealing Disclosures must be made can be found in the Disclosure Table on the Panel’s website at www.thetakeoverpanel.org.uk, including details of the number of relevant securities in issue, when the Offer Period commenced and when any offeror was first identified. You should contact the Panel’s Market Surveillance Unit on +44(0) 207 638 0129 if you are in any doubt as to whether you are required to make an Opening Position Disclosure or a Dealing Disclosure.

Publication on website and availability of hard copies

This Announcement and the display documents required to be published pursuant to Rule 26.1 of the Code will be made available, free of charge and subject to certain restrictions relating to persons in Restricted Jurisdictions, on BTG’s website at www.btgplc.com and Boston Scientific’s website at http://investors.bostonscientific.com by no later than 12 noon (London time) on the business day following the date of this Announcement. For the avoidance of doubt, neither the content of such website nor the content of any other website accessible from hyperlinks on such websites is incorporated into, nor forms part of, this Announcement.

In accordance with Rule 30.3 of the Code, a person so entitled may request a copy of this Announcement (and any information incorporated into it by reference to another source) in hard copy form by writing to Link Asset Services, The Registry, 34 Beckenham Road, Beckenham, Kent BR3 4TU or by calling the Shareholder Helpline at Link Asset Services on +44 (0) 371 664 0321. Calls are charged at the standard geographic rate and will vary by provider. Calls from outside the UK will be charged at the applicable international rate. Link Asset Services is open from 9:00 a.m. to 5.30 p.m., Monday to Friday, excluding public holidays in England and Wales. Please note that Link Asset Services cannot provide financial, legal or tax advice and calls may be recorded and monitored for security and training purposes.  Such person may also request that all future documents announcements and information sent to that person in relation to the Acquisition should be in hard copy form. Save as otherwise referred to above, a hard copy of this Announcement will not be sent unless requested.

General

If you are in any doubt about the contents of this Announcement or the action you should take, you are recommended to seek your own independent financial advice immediately from your stockbroker, bank manager, solicitor or independent financial adviser duly authorised under the Financial Services and Markets Act 2000 (as amended) if you are resident in the United Kingdom or, if not, from another appropriate authorised independent financial adviser.